THE PARNASSUS Fund
                         Quarterly Report March 31, 2000

--------------------------------------------------------------------------------

                                                                     May 1, 2000

Dear Shareholder:
     As of March 31, 2000, the net asset value per share (NAV) of The Parnassus Fund was $64.13 so the overall return for the quarter was 26.56%. This compares to a return of 2.29% for the Standard & Poor's 500 Index (S&P 500), 3.82% for the Wilshire 5000 and 6.02% for the average mid-cap value fund followed by Lipper Inc. We beat the S&P 500 by an astonishing 24% and the other indices by similar margins. If you look at the table below, you'll also see that we have outperformed the S&P 500 over the past ten years with an average annual overall return of 19.84%. We're now running an ad that asks the question, "Which Socially Responsible Mutual Fund Beat the S&P 500 over the Last 10 Years?" The answer, of course, is The Parnassus Fund. I'm enclosing a copy of the ad along with this quarterly report.

     Our results also mean that we had the second best performance for the quarter of all 188 mid-cap value funds followed by Lipper. For the past year, we finished third out of 184 funds.* Our position at the top of the mid-cap value charts isn't so surprising since we're one of the few value funds that has done well lately, but what is surprising is that we beat the red-hot Nasdaq index for both the quarter and the last 12 months. As most of you know, the Nasdaq index is dominated by technology stocks and technology is the only sector that has had big gains over the past year and a half. For the quarter, the Nasdaq gained 12.41% compared to 26.56% for Parnassus and for the year, the Nasdaq gained 86.24% compared to 86.27% for the Fund.

     Below is a table comparing The Parnassus Fund with the Lipper Mid-Cap Value Average, the Wilshire 5000 and the S&P 500 over the past one, three, five and ten-year periods. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge. The performance figures for the average mid-cap value fund do not deduct any sales charges that may apply.


------------------------------------------------------------------------------------------------------------------------------------
Periods Ending         Average Annual        Average Annual       Lipper Mid-Cap       Wilshire 5000     S&P 500
March 31, 2000          Total Return         Overall Return       Value Average             Index          Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                   79.75%                86.27%               21.95%               23.61%         17.90%
Three Years                31.51%                33.08%               15.57%               27.35%         27.31%
Five Years                 20.34%                21.20%               16.30%               25.82%         26.67%
Ten Years                  19.41%                19.84%               13.90%               18.45%         18.77%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Wilshire 5000 and the S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index.

* For the one, three, five and ten-year periods ending March 31, 2000, The Parnassus Fund placed #3 of 184 mid-cap value funds, #4 of 122 funds, #16 of 80 funds and #3 of 34 funds, respectively.

HOW DID WE DO IT?

     Most of you would probably answer that question by saying it was all technology. Technology was certainly a big part of the performance, but it was not the whole story. As of March 31, technology accounted for only 46% of our portfolio which is down from over 70% during parts of 1999. When you consider that technology now makes up about a third of the S&P 500, 46% does not seem like a drastic overweighting. During the quarter, 15 stocks gained over 20%, but only nine were technology while three each came from the retail and healthcare sectors. Interestingly enough, the only two stocks that lost more than 20% for the quarter were both technology companies. Here are the specifics.

     The two technology losers during the quarter were Quantum and Adaptec. Quantum has two classes of stock, one for the disk drive part of the business and one for the tape data storage part of the business (DSS). DSS lost 25% as it went from $15.13 on December 31 to $11.34 when we sold it during the quarter because of poor execution in bringing its new tape storage products to market.

     Silicon Valley-based Adaptec makes chips for use in connecting hard disk drives and other peripheral equipment to the central processing unit of computers. The stock lost 23% as it dropped to $38.63 a share. We could detect no fundamental reason for the decline so we're holding onto the stock. The drop was probably caused by a lot of insider selling making investors wary of the stock. Insider selling is often a sign that there's something wrong with a company, but in this case, we think the reaction to the selling was unjustified.

     Far outweighing the two losers were the 15 companies that gained more than 20% during the quarter. Our biggest winner for the quarter was LSI Logic, a maker of custom-designed integrated circuits. The stock shot up 114% as it soared to $72.06 a share which made it the second best performer in the S&P 500. LSI makes the chips that run everything from cell phones to DVD players to the new Sony PlayStation II. Huge increases in orders, especially in the communications sector, resulted in strong earnings gains.

     FEI, an Oregon-based company that makes focused ion beams for use in manufacturing semiconductors and other electronic products, saw its stock rise 75% as it climbed to $27.07 a share. Strong order flow from companies like Intel boosted the stock, but we sold it during the quarter because we thought it was fully valued and we wanted to reduce our technology exposure.

     Our largest holding, Intel, increased by 60% to $131.94 a share which made it the best performing stock in the Dow Jones Industrial Average. Higher demand for microprocessors, flash memory chips and communications semiconductors moved the stock higher. Although Intel has reached our target price, we're holding onto the stock because we think its intrinsic value is moving much higher because of the enormous demand for electronic products.

     Electro Scientific Industries, a manufacturer of capital equipment for use in making electronic products, gained 59% as its stock moved up to $58 a share. Strong demand for capacitors, memory chips and telecommunications equipment meant higher orders for the capital goods needed to make these products.

     The next best performance was turned in by a non-technology company called Venator, the old Woolworth's whose largest business is now the Foot Locker chain. The stock climbed 49%, going to $8.94, as the athletic footwear industry starts its recovery.

     Cognex, a Massachusetts-based provider of software that enables computers to "see", posted a terrific quarter as its stock went to $57.69 for a gain of 48%. Strong demand from semiconductor manufacturers for vision equipment to inspect their chips moved the stock higher.

     Another non-technology company that helped our performance was AnnTaylor, a retailer of women's apparel, whose stock climbed 36% to $23 a share. Both my wife, Thao, and my daughter, Katrina, tell me that AnnTaylor has a terrific line of spring clothes.

     Another retailer that had a good quarter was Nordstrom which saw its stock price go up 35% to hit $29.50 a share. Same store sales started growing again because of a better selection of women's clothes and better marketing. Better cost control also helped improve earnings.

     Autodesk, one of the few technology companies headed by a woman, also had a 35% jump in its stock price as it went to $45.50 a share. The company makes AutoCAD and other design software for architects and engineers. New internet application products that can be used with AutoCAD helped the company increase sales.

     I have a bittersweet feeling about AMD. As longtime shareholders know, we've owned this stock for years and it's taken us on several roller coaster rides over the years. The stock moved up 34% from the beginning of the quarter until the time we sold it at $38.78. The sweet part of the story is that we made 34% on the stock, but the bitter part of it is that the stock is now trading around $70 a share. I sold AMD because we were concerned that it might have production problems again as it has had in the past. As it turns out, their execution has been excellent and the company's making a nice profit from both its microprocessors and its flash memory chips.

     Symantec, the provider of Norton and other anti-virus software, had a 28% increase in its stock price during the quarter as it went to $75.13. The company's new chief executive officer, John Thompson, has improved marketing and sharpened the company's focus. Sales also climbed during recent computer virus scares. Thompson came from IBM and is one of the few African-Americans to head up a Silicon Valley technology company.

     Henry Schein, a distributor of dental products, gained 22% during the quarter as the stock went to $16.19. Schein is another company about which I have a bittersweet feeling. Although it moved up 22% during the quarter, we paid $20.45 for the stock a year ago so we're still underwater. Recently, the company's market share seems to be improving as the firm recovers from a merger and a sales force re-organization.

     Lam Research, a maker of equipment used in manufacturing semiconductor equipment, had a 21% gain in stock price as it went to $45.06 after a 3-for-1 split. Strong sales of its etching equipment and excellent cost control resulted in record earnings for the company.

     Oxford Health Plans, a New York area HMO, had a 20% rise in its stock, moving up to $15.25. DENTSPLY, a manufacturer and distributor of dental products, also saw a 20% increase in its stock price to $28.38 because of stronger sales in both Europe and the United States.

OUTLOOK AND STRATEGY

     One of the things I like best about my job is communicating with shareholders. I've discovered that Parnassus has a lot of intelligent and active investors and most of the letters I receive ask very interesting questions. Because of space limitations, I can only answer a small number of them in these quarterly reports, but if I don't publish the letter, I do try to answer each one directly. We received a number of letters of general interest this quarter so I've decided to use the space in the "Outlook and Strategy" section to answer a couple of them.

Hello Mr. Dodson and other Parnassus Folks,

     I wanted to write a quick note to praise your performance over the past year or so, and in particular your YTD performance in 2000. I started to do some investing of my own in late 1998 and can now more fully appreciate the challenges you face trying to make your strategy work in the markets.

     I've been meaning to write for some time but the event that finally got me going was the "correction" in tech stocks over the past week, and how The Parnassus Fund was so much less affected than I would have expected. I was wondering if you could share your thoughts on why the Fund performed so well through this volatile period. I also know that your strategy is essentially a contrarian/value approach applied largely to the technology area, and supposedly sentiment has come to favor value investing slightly more recently, especially as compared to the focus on momentum/growth of the past year or so.

     Any thoughts you have would be of great interest to me. Thanks again for your work.

                                                     Tim Morrissey
                                                     Rochester, WA

     P.S. Is it possible to get a current list of your holdings -- or at least something more current than the quarterly updates shown on your website?

Dear Mr. Morrissey:

     To answer the P.S. first, we have had monthly portfolio lists available in the past, but the usual practice is to publish the portfolio holdings only on a quarterly basis. The reason is that we don't want our trades known as we're making them, but only after the fact. However, I think that we could safely put monthly portfolio holdings on our website and perhaps delay them a few days after the end of the month to protect any trading strategy that hasn't been completed. Let me look into posting our portfolio on a monthly basis.

     With regard to withstanding the downdraft in technology stocks, shareholders who follow us in the newspaper everyday probably noticed that our NAV went down less than the Nasdaq on those days when tech stocks were being pummeled. There are three factors at work here. First, as I indicated earlier in this report, we've been selling off our technology stocks as they've increased in price so that now we have only 46% of the portfolio in technology. Second, the technology companies we own tend to be strong companies with good earnings so they tend to be less volatile than the internet stocks and those that are selling for multiples like 100 or more times earnings. Third, as we sell off our technology holdings, we've been investing in companies in undervalued sectors such as retail, pharmaceuticals and finance. On days when technology stocks get thrashed, these other sectors tend to move up which cushions the blow to our portfolio.

     It's true that value stocks did a little better this quarter, but they still aren't doing as well as the growth-oriented technology stocks. For example, the mid-cap value index gained 6.02% for the quarter which actually beat the S&P with 2.29% and the Wilshire 5000 with 3.82%. However, the Nasdaq which was up 12.38% still did much better than the mid-cap value index.

                                                     Yours truly,

                                                     Jerome L. Dodson

Dear Mr. Dodson:

     Over the past couple of years I have enjoyed reading your quarterly and annual reports. They have always told the truth about your investment strategy. Your latest was no exception.

     It seems to me that although you still buy like a contrarian you are selling like everyone else, that you have finally been dragged into the momentum market. Since not selling a position is very much like buying a position, I would say that you have joined the mainstream.

     This has had a wonderful result for your investors over the last year, but it makes your fund less effective as a counterweight for my other investments such as S&P Index funds, Magellan and all the rest. I feel that you had to make these adaptations to save your fund and its investors, but now that you have succeeded, do you feel that your fund is still a good investment or has it become "overvalued"? Should I buy more?

     So, I would like to hear more details about your selling philosophy. Will it cause your fund to fall when the momentum bubble bursts?

     Thank you for your attention.

                                                     Stephen Buck

                                                     Roslindale, MA

Dear Mr. Buck:

     You weren't the only shareholder to write in asking if The Parnassus Fund is still a value fund. One longtime shareholder wrote in to accuse me of "going with the flow" without any analytical underpinning. The Fund's new attorney, Paul Dykstra of Gardner, Carton & Douglas, asked at a recent Trustees' meeting if we were still a value fund. Other shareholders wrote in with similar questions. The answer is that we are still a value fund and we don't just "go with the flow."

     In your letter, you put your finger on one important aspect of our policy -- we still buy like contrarians. The key thing to understand about our philosophy is that the same stock can be both a value stock and a growth stock at different times. For example, when we bought Intel at $36 a share in early 1998, it was definitely a value stock since it was trading at a low price compared to sales, earnings, cash flow and other measures. Two years later, it's now selling for $130 a share and it's clearly not a value stock.

Why, then, is it still in the portfolio?

     In our view, Intel is not overvalued. It may be fully valued, but as long as its sales and earnings are growing at an increasing rate, the stock is reasonably priced. Our policy is to hang onto a stock as long as it's reasonably priced and its fundamentals are strong. While we wouldn't buy Intel at $130, we think it makes sense for a value fund to hold the stock given the strength of its business.

     Now, why do we think Intel is not overvalued? I can't give you our complete analysis here (some of which is proprietary), but I can give you a feel for our thinking. In 1999, Intel earned $2.32 a share so it's selling for 56 times last year's earnings which is a pretty rich price/earnings (P/E) multiple. Analysts are predicting that Intel will earn about $3.00 a share in the current year
(2000) which means a P/E ratio of 43. However, we think that Intel will earn more than that -- probably around $3.30 a share which means the P/E ratio is only 39.

     One rule of thumb is that a company growing at the same rate as its P/E ratio is not overvalued. Since Intel earned $2.32 in 1999 and analysts expect it to earn $3.00 in 2000, that implies a growth rate of 29%. However, our estimate of $3.30 in 2000 implies a growth rate of 42%. Intel will not be able to grow at 42% per year indefinitely, but we think it can grow at a rate in the high 30's for the next couple of years and that's what's most important for valuation. Given this situation, a P/E ratio of 39 for Intel is not out of line.

     To put some perspective on the matter, let's compare Intel to another large, fast-growing technology company, Cisco Systems, a company that makes networking equipment and plays a large role in the infrastructure of the Internet. Cisco is now selling for $75 and it earned 44 cents a share in the last 12 months so the P/E ratio is a very high 170. For the next 12 months, analysts estimate that Cisco will earn around 60 cents a share so the P/E would be 125 and the implied growth rate is 36%. Both Cisco and Intel are very large companies so their growth rates are probably limited to the high 30's. There's an enormous difference between a P/E ratio of 125 and a ratio of 39. Cisco is a great company, but it's still overvalued while Intel is not.

     Finally, let's compare Cisco and Intel to Yahoo, the internet company. Yahoo is trading around $150 per share and it earned 35 cents a share over the last 12 months which gives it a P/E ratio of 429. Analysts estimate that Yahoo will earn 43 cents over the next 12 months which gives a P/E ratio of 349 and an implied growth rate of 23%. Some analysts, though, say that Yahoo will grow around 50% per year, but even accepting the 50% growth figure, a P/E ratio of 349 is clearly astronomical.

     In our view, then, holding Intel is not going with the flow, holding Cisco is probably going with the flow while holding Yahoo is definitely going with the flow. For the reasons outlined, we don't think The Parnassus Fund is overvalued. Most of our stocks have multiples much less than that of Intel. As I indicated in my reply to Mr. Morrissey's letter, we're selling off a lot of our highly valued technology stocks and replacing them with issues priced at bargain levels.

     As to whether you should buy more Parnassus shares or not, only you can answer that question. It's quite possible that the NAV could take a plunge tomorrow or it could keep climbing higher as it has for the past 18 months. The only advice I can give you is what I tell my friends and family and what I do myself. I invest the same amount every month and have the money automatically withdrawn from my bank account via the Parnassus Automatic Investment Plan
(PAIP). If you have a lump sum to invest, you may want to consider putting a third of it into the Fund now and investing the other two-thirds over the next year, putting the same amount of money into the Fund each month. This plan, called dollar-cost averaging, will not guarantee you against losses, but in my view, it's an intelligent way to go about the business of investing. The important thing is to keep the plan going and not to stop if the NAV goes down. To get the best results, you have to keep investing every month through thick and thin.

                                                     Yours truly,

                                                     Jerome L. Dodson

COMPANY NOTES

     Office Depot sponsored the "Taking Care of Atlanta" campaign at the Seventh Annual Martin Luther King, Jr. Service Summit on January 16-17. The company donated 3% of one day's sales from its Atlanta area stores ($100,000) to local charities such as the King Center, Habitat for Humanity and the Atlanta Urban League. The company also provided one of its trucks to collect donated food and blankets at the Service Summit. Office Depot also sponsored the Working Woman Entrepreneurial Excellence Awards 2000 organized by Working Woman magazine.

     Hispanic Magazine and Nordstrom honored Dr. Ed Avila with the 1999 Teacher of the Year Award for his work as director of the Endeavour Academy, an engineering and applied science institute that is part of Arroyo Grande High School in San Luis Obispo, California. The Academy offers students laboratory science credits that satisfy University of California entrance requirements and provides student internships at technology and engineering firms.

     Compaq Computer Corporation donated 85 computers to the Greater San Francisco Bay Area Make-A-Wish Foundation for the year 2000. Of the 300 wishes granted by the Foundation, 85 were for computers. Compaq also donated computers for use in the Foundation's offices.

     At a White House meeting on March 2, Raymond Gilmartin, Chairman of Merck & Co., announced that the company will donate $100 million worth of vaccines to inoculate some of the world's poorest children in Asia and Africa against hepatitis B. Business Ethics magazine named Kroger as one of the "100 Best Corporate Citizens."

     Autodesk has donated software to Roots of Peace, a nonprofit organization dedicated to removing land mines around the world. The pilot project will use Autodesk software to map mined areas in Croatia and track de-mining efforts in a centralized database to be shared by multiple agencies.

PERSONNEL MATTERS

     We are proud to announce that Bryant Cherry will be the new chief financial officer of Parnassus Investments and he will also serve as Vice President and Treasurer of The Parnassus Fund. He will replace Howard Fong who is retiring after having given us 11 years of distinguished service.

     Bryant did an internship with us as a research analyst in 1997. Since that time, he has worked as an independent financial analyst. Previously, he worked for Stanford Business School, Frank, Rimerman & Co. Accountants and Merrill Lynch & Co. He is a graduate of Stanford University and holds a Master's degree in accounting from San Jose State University.

     We are, indeed, fortunate to have someone with Bryant's qualifications join us. He did great work for us as an intern and we also hired him for a couple of projects subsequent to his internship. Not only does Bryant do top quality work, but he is a real "people" person.

     The Parnassus Fund has a new legal counsel, the firm of Gardner, Carton & Douglas. The firm was featured in the book America's Greatest Places to Work with a Law Degree because of its "people-friendly" culture. Paul Dykstra, partner, and Paulita Pike-Bokhari, associate, are the two attorneys from Gardner, Carton working with The Parnassus Fund. They're doing a great job and we're happy to have them with us.

     Our intern for this semester is Jane Duong, a senior majoring in finance at Santa Clara University. Jane has also studied at Durham University in England. Her work experience includes stints with the de Saisset Museum in Santa Clara, with Prints Plus in Concord and the Lake Del Valle Marina in Livermore. She also received the 1996 Bank of America Award for Outstanding Business Student.

FUND EXPENSES

     Enclosed you will find a copy of the new 2000 prospectus. One thing I'd like to point out is that total fund expenses for 1999 amounted to 1.07% of assets. By comparison, the median mid-cap value fund had 1.32% of assets as fund expenses so we're 0.25% below the median. This may not mean much to you, especially since returns have been high, but it could be a more significant factor in the future if stock market returns diminish. The one-quarter of one-percent savings will add up over the years and add to shareholders' returns. The Parnassus team has worked hard to keep the expenses of the Fund down to a low level.

     Finally, I would like to thank all of you for investing with The Parnassus Fund. I'm happy that we have been able to give shareholders such attractive returns.

                                  Yours truly,

                                Jerome L. Dodson

                                    President



                                               The Parnassus Fund Portfolio: March 31, 2000*

       # of Shares       Issuer                                               Market Value         Per Share

----------------------------------------------------------------------------------------------------------------------------------
          500,000        AnnTaylor Stores Corporation                      $   11,500,000           $ 23.00
          100,000        Adaptec, Inc.                                          3,862,500             38.63
          500,000        Apex, Inc.                                            18,562,500             37.13
          300,000        Autodesk, Inc.                                        13,650,000             45.50
          100,000        Baldor Electric Company                                1,806,250             18.06
          400,000        Boston Scientific Corporation                          8,525,000             21.31
          125,000        Cardinal Health, Inc.                                  5,734,375             45.88
          200,000        Clorox Company                                         6,600,000             33.00
          268,000        Cognex Corporation                                    15,460,250             57.69
          600,000        Compaq Computer Corp.                                 15,975,000             26.63
          200,000        Delta Air Lines, Inc.                                 10,650,000             53.25
          300,000        DENTSPLY International, Inc.                           8,512,500             28.38
          492,000        Electro Scientific Industries                         28,536,000             58.00
          340,000        Federal Home Loan Mortgage Corp.                      15,023,750             44.19
          170,000        Federal National Mortgage Association                  9,594,375             56.44
          700,000        Henry Schein, Inc.                                    11,331,250             16.19
          400,000        Intel Corporation                                     52,775,000            131.94
           10,000        Johnson & Johnson                                        700,625             70.06
          300,000        Lam Research Corporation                              13,518,750             45.06
          400,000        LSI Logic Corporation                                 28,825,000             72.06
           50,000        MedQuist, Inc.                                         1,359,375             27.19
          500,000        Mentor Graphics Corporation                            7,562,500             15.13
          200,000        Merck & Co., Inc.                                     12,425,000             62.13
          800,000        Nordstrom, Inc.                                       23,600,000             29.50
          475,000        Office Depot, Inc.                                     5,492,188             11.56
          150,000        Oxford Health Plans, Inc.                              2,287,500             15.25
          310,000        Schering-Plough Corporation                           11,392,500             36.75
          225,000        Steris Corporation                                     2,306,250             10.25
          250,000        Symantec Corporation                                  18,781,250             75.13
          200,000        Target Corporation                                    14,950,000             74.75
          200,000        The Gap, Inc.                                          9,962,500             49.81
          500,000        The Kroger Co.                                         8,781,250             17.56
          550,000        UnumProvident Corporation                              9,315,625             16.94
        1,000,000        Venator Group, Inc.                                    8,937,500              8.94
          100,000        Watson Pharmaceuticals, Inc.                           3,968,750             39.69
          290,000        Wellman, Inc.                                          5,745,625             19.81
          300,000        Whole Foods Market, Inc.                              12,431,250             41.44
                                                                           --------------
                         Total Portfolio                                     $440,442,188
                         Short Term Investments
                         and Other Assets                                    $ 26,603,129
                                                                            -------------
                         Total Net Assets                                    $467,045,317
                                                                             ------------
                         The Net Asset Value
                         as of March 31,  2000                               $      64.13


*  Portfolio  is  current  at time of  printing,  but composition is subject to change.

                               THE PARNASSUS FUND

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                         San Francisco, California 94105

                                  415-778-0200

                                  800-999-3505

                                www.parnassus.com

                               Investment Adviser

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                  Legal Counsel

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                              Independent Auditors

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                                    Custodian

                            Union Bank of California

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                         San Francisco, California 94111

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                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

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